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Exhibit 23.3

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of (1) Wynn Resorts, Limited in Amendment No. 3 to the registration statement on Form S-1 of Wynn Resorts, Limited dated September 17, 2002 and (2) Wynn Las Vegas Capital Corp. in Amendment No. 2 to the registration statement on Form S-1 of Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and the Other Registrants dated September 18, 2002, any amendments thereto.

Signature

/s/ Kazuo Okada
	Name:	Kazuo Okada

Dated: September 17, 2002

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of (1) Wynn Resorts, Limited in Amendment No. 3 to the registration statement on Form S-1 of Wynn Resorts, Limited dated September 17, 2002 and (2) Wynn Las Vegas Capital Corp. in Amendment No. 2 to the registration statement on Form S-1 of Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and the Other Registrants dated September 18, 2002, any amendments thereto.

Signature

/s/ Elaine P. Wynn
	Name:	Elaine P. Wynn

Dated: September 17, 2002

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of (1) Wynn Resorts, Limited in Amendment No. 3 to the registration statement on Form S-1 of Wynn Resorts, Limited dated September 17, 2002 and (2) Wynn Las Vegas Capital Corp. in Amendment No. 2 to the registration statement on Form S-1 of Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and the Other Registrants dated September 18, 2002, any amendments thereto.

Signature

/s/ Robert J. Miller
	Name:	Robert J. Miller

Dated: September 17, 2002

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of (1) Wynn Resorts, Limited in Amendment No. 3 to the registration statement on Form S-1 of Wynn Resorts, Limited dated September 17, 2002 and (2) Wynn Las Vegas Capital Corp. in Amendment No. 2 to the registration statement on Form S-1 of Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and the Other Registrants dated September 18, 2002, any amendments thereto.

Signature

/s/ John A. Moran
	Name:	John A. Moran

Dated: August 30, 2002

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of (1) Wynn Resorts, Limited in Amendment No. 3 to the registration statement on Form S-1 of Wynn Resorts, Limited dated September 17, 2002 and (2) Wynn Las Vegas Capital Corp. in Amendment No. 2 to the registration statement on Form S-1 of Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and the Other Registrants dated September 18, 2002, any amendments thereto.

Signature

/s/ Stanley R. Zax
	Name:	Stanley R. Zax

Dated: September 17, 2002

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of (1) Wynn Resorts, Limited in Amendment No. 3 to the registration statement on Form S-1 of Wynn Resorts, Limited dated September 17, 2002 and (2) Wynn Las Vegas Capital Corp. in Amendment No. 2 to the registration statement on Form S-1 of Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and the Other Registrants dated September 18, 2002, any amendments thereto.

Signature

/s/ Ronald J. Kramer
	Name:	Ronald J. Kramer

Dated: September 17, 2002

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of (1) Wynn Resorts, Limited in Amendment No. 3 to the registration statement on Form S-1 of Wynn Resorts, Limited dated September 17, 2002 and (2) Wynn Las Vegas Capital Corp. in Amendment No. 2 to the registration statement on Form S-1 of Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and the Other Registrants dated September 18, 2002, any amendments thereto.

Signature

/s/ Allan Zeman
	Name:	Allan Zeman

Dated: September 17, 2002

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Exhibit 23.3